FUTURE DIMENSIONS VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND
VARIABLE ANNUITY CONTRACT
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account S-A1

Supplement Dated September 20, 2007, to the Prospectus Dated October 1, 2004
_________________________________________________________________________________________

IMPORTANT INFORMATION REGARDING AN UPCOMING
CHANGE TO OUR EXCESSIVE TRADING POLICY

Effective October 16, 2007, our Excessive Trading Policy will change and paragraphs four through ten of the “Your right to Transfer” section beginning on page 20 of your prospectus will be deleted in their entirety and replaced with the following:

Limits on Frequent or Disruptive Transfers

The Contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a Portfolio and raise its expenses through:

  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all Contract Owners.

This in turn can have an adverse effect on Portfolio performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the Contract.

Excessive Trading Policy. We and the other members of the ING family of companies that provide multi-Portfolio variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various Portfolio families that make their Portfolios available through our products to restrict excessive Portfolio trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor Portfolio transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if Portfolio transfer and reallocation activity:

  Meets or exceeds our current definition of Excessive Trading, as defined below; or
  Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.
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We currently define Excessive Trading as:

  More than one purchase and sale of the same Portfolio (including money market Portfolios) within a 60 calendar day period (hereinafter, a purchase and sale of the same Portfolio is referred to as a “round-trip”). This means two or more round-trips involving the same Portfolio within a 60 calendar day period would meet our definition of Excessive Trading; or
  Six round-trips involving the same Portfolio within a rolling twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-Portfolio transfers (for example, new purchase payments, withdrawals and loans);
  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
  Purchases and sales of Portfolio shares in the amount of $5,000 or less;
  Purchases and sales of Portfolios that affirmatively permit short-term trading in their Portfolio shares, and movement between such Portfolios and a money market Portfolio; and
  Transactions initiated by us, another member of the ING family of companies or a Portfolio.

If we determine that an individual or entity has made a purchase of a Portfolio within 60 days of a prior round-trip involving the same Portfolio, we will send them a letter (once per year) warning that another sale of that same Portfolio within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Portfolio transfers or reallocations through the Internet, facsimile, Voice Response Unit (VRU), telephone calls to the ING Customer Service Center or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same Portfolio within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same Portfolio within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Portfolio transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Portfolio whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all Portfolio transfers or reallocations, not just those that involve the Portfolio whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Portfolio transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Portfolio whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the Portfolio transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

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We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular Portfolio, at any time without prior notice, depending on, among other factors, the needs of the underlying Portfolio(s), the best interests of Contract Owners and Portfolio investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying Portfolio.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, Portfolio performance and management may be adversely affected, as noted above.

Limits Imposed by the Portfolios. Each underlying Portfolio available through the variable insurance and retirement products offered by us and/or the other members of the ING family of companies, either by prospectus or stated Contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Portfolio shares are subject to acceptance or rejection by the underlying Portfolio. We reserve the right, without prior notice, to implement Portfolio purchase restrictions and/or limitations on an individual or entity that the Portfolio has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding Portfolio will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Portfolio or all Portfolios within a Portfolio family) will be done in accordance with the directions we receive from the Portfolio.

Agreements to Share Information with Portfolio Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the Portfolio companies whose Portfolios are offered through the Contract. Contract Owner trading information is shared under these agreements as necessary for the Portfolio companies to monitor Portfolio trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding Contract Owner transactions, including but not limited to information regarding Portfolio transfers initiated by you. In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a Portfolio company may direct us to restrict a Contract Owner’s transactions if the Portfolio determines that the Contract Owner has violated the Portfolio’s excessive/frequent trading policy. This could include the Portfolio directing us to reject any allocations of premium or Contract Value to the Portfolio or all Portfolios within the Portfolio family.

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IMPORTANT INFORMATION ABOUT THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

Effective July 30, 2007, the National Association of Securities Dealers, Inc. (“NASD”) was consolidated into the Financial Industry Regulatory Authority (“FINRA”). Accordingly, all references in your prospectus to the National Association of Securities Dealers, Inc. and NASD are hereby deleted and replaced with the Financial Industry Regulatory Authority and FINRA, respectively.

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